UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23239

AMERICAN BEACON INSTITUTIONAL FUNDS TRUST

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: October 31, 2018

Date of reporting period: October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

American Beacon®

INSTITUTIONAL FUNDS TRUST

2018 ANNUAL REPORT

October 31, 2018

DIVERSIFIED FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Institutional Funds Trust	October 31, 2018

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Long-term investing isn’t about identifying and anticipating the next big market move. It’s about identifying the right investment products for riding out those moves. As a long-term investor, you should strive to accomplish the three Ds: direction, discipline and diversification.

▶   Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶   Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to stay the course. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different types of investment categories and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. Our approach is more than a concept. It’s the cornerstone of our culture. And we strive to apply it at every turn as we seek to provide a well-diversified line of investment products for your investment portfolio.

Many of the sub-advisors to our mutual funds pursue upside capture and/or downside protection using proprietary strategies. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Thank you for your continued interest in American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Institutional Funds Trust

Market Overviews

October 31, 2018 (Unaudited)

Domestic Bond Market Overview

Over the past 12 months, the Federal Reserve (the “Fed”) continued on the path of removing monetary stimulus from the economic system by raising the target federal funds rate four times, a quarter percentage point each, taking the rate from a range of 1.00% to 1.25% to a range of 2.00% to 2.25%. The Fed also increased its balance-sheet reduction program as planned. Given these moves, monetary policy was no longer characterized as “accommodative” by the Federal Open Market Committee in its official September release. However, during the press conference, Chairman Jerome H. Powell stated the change in language did not indicate “any change in the likely path of policy.” In the U.S. economy, despite the ongoing trade war with China, consumer confidence surged to its highest level since the year 2000, and small-business optimism reached an all-time high. Additionally, the third-quarter gross domestic product was 3.50%, and inflation remained around the Fed’s target of 2.00%.

Given the reduction in monetary stimulus and strong economic data, interest rates rose, and the yield curve flattened during the past 12 months. The 10-year Treasury yield rose 77 basis points (+0.77%) to 3.15% at period end. The two-year Treasury yield increased 127 basis points (+1.27%) to 2.87%, and the 30-year Treasury yield increased 51 basis points (+0.51%) to 3.39%. These moves caused the two- to 30-year Treasury yield spread to flatten by 76 basis points (-0.76%) to 0.52%.

As interest rates rose, bond prices declined, leading to a total return of -2.05% for the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) over the past 12 months. Credit risk was generally out of favor over the period as three of the four credit sectors posted a negative excess return. The Corporate sector was the worst performer with -47 basis points (-0.47%) of excess return relative to similar-duration Treasury securities. The Mortgage-Backed Securities and Agency sectors followed with -23 basis points (-0.23%) and -9 basis points (-0.09%), respectively. The lone bright spot was the Asset-Backed Securities sector with 34 basis points (0.34%) of excess return relative to similar-duration Treasuries. Thus, the Index had a negative return of -17 basis points (-0.17%) for the period.

Domestic Equity Market Overview

For the year ended October 31, 2018, the broad market S&P 500® Index (the “Index”) and the Dow Jones Industrial Average gained 7.35% and 9.87%, respectively. From a style perspective, Growth significantly outperformed Value across all market caps, according to the Russell® Indexes. In terms of size, it went from largest to smallest with large caps as the best performers, followed by mid-caps and small caps.

The following table illustrates various Russell Index returns according to size and style.

12-Month Period Ended October 31, 2018

Large Caps	1 Year
Russell 1000 Index	6.98%
Russell 1000 Growth Index	10.71%
Russell 1000 Value Index	3.04%

Mid-Caps	1 Year
Russell Midcap Index	2.80%
Russell Midcap Growth Index	6.14%
Russell Midcap Value Index	0.16%

Small Caps	1 Year
Russell 2000 Index	1.85%
Russell 2000 Growth Index	4.13%
Russell 2000 Value Index	(0.59)%

Although these returns may appear to be run of the mill, they are not. The 2017 calendar year ended on a strong note, riding on the wave of the Trump administration’s pro-growth policies and the Fed’s cautious navigation of the path to normalized interest rates. Short-volatility traders and cryptocurrencies were still

Market Overviews

October 31, 2018 (Unaudited)

all the rage. Unfortunately, 2018 came with a vengeance. By March of 2018, the short-volatility trade was literally wiped out and many cryptocurrencies lost value from previous-year highs. As market participants wondered how bad things would get, a shot of strong gross domestic product (“GDP”) growth in the second quarter of 2018 pushed markets higher through August. The last few months of the period under review witnessed the return of volatility as the rhetoric of a trade war heightened, economic growth forecasts declined, Capitol Hill gridlock following the mid-term elections dampened the potential for pro-growth policy, and the likelihood of continued rate hikes made investors nervous.

Looking more closely at the markets’ returns, a small subset of sectors accounted for most of the gains. For example, the Index derived more than 80% of its return from the Technology sector (315 basis points, or 3.15%), the Consumer Discretionary sector (146 basis points, or 1.46%) and the Health Care sector (144 basis points, or 1.44%), which comprise about 44% of the Index. The remaining eight sectors underperformed the Index. Similar trends also occurred in mid-caps and small caps; however, not to this degree. A narrow market is not uncommon as bull markets move into their later stages. For example, on August 22, 2018, the current bull market became the longest one in history, eclipsing the bull run in the 1990s.

The present bull market has been powered by slow and steady growth. In the last 12 months, the economy continued to be a bright spot. Third-quarter real GDP was up 3.5% (seasonally adjusted annual rate) on top of the strong 4.2% gain in the second quarter. In addition, the unemployment rate is near 50-year lows. Inflation, while rising, is still in an acceptable range, and the U.S. dollar is strong. All these factors contributed to the strong market returns and allowed the Fed to implement three rate hikes in 2018, with another expected in December.

Despite the favorable factors, the U.S. equity markets ended the 12-month period in a slump. Fear overwhelmed investors as the markets corrected. The markets sit at the crossroads of correction and a bear market – with risks of trade wars, slower growth and interest-rate hikes balanced by low unemployment, subdued inflation, and equity valuations near long-term averages.

International Equity Market Overview

For much of the past 12 months, developed equity markets appreciated following signs of continuing global growth, albeit less synchronized than in calendar year 2017, as the U.S. outpaced other developed markets. However, the month of October 2018 brought international equity returns into negative territory, as global monetary liquidity continued to decrease, and stock volatility spiked. The best-performing markets in our investable universe included Israel, Norway, Finland, New Zealand and Switzerland. The worst-performing markets were Belgium, South Korea, China, Italy and Spain. Traditionally defensive sectors generally outperformed cyclical sectors over the year. The best-performing sectors in the MSCI EAFE Index (the “Index”) were Energy, Health Care and Consumer Staples. The worst-performing sectors were Financials, Telecommunication Services and Industrials. Every major currency except the Japanese yen depreciated compared to the U.S. dollar during the trailing 12 months, thus diminishing overall returns on overseas assets for U.S.-dollar-based investors.

Responding to fiscal and monetary stimulus, the U.S. economy appears healthy with an unemployment rate of 3.7% at the end of October – the lowest in nearly 50 years – supporting booming consumer confidence. The U.S. economy appears on track to deliver real GDP growth of 3% in 2018, despite the upward trajectory of the 10-year Treasury note yield, which reached 3.2% in October. Trade tensions, however, still reflect a large risk to U.S. economic growth. Companies are beginning to highlight potential cost increases resulting from tariffs and guidance on future earnings was weaker than expected, contributing to increased volatility.

In Europe, weakening global trade weighed on manufacturing growth, with the IHS Markit Eurozone Manufacturing Purchasing Managers’ Index for October reading well below the record highs seen near the turn of the calendar year, although still indicating an expansion. European Central Bank (“ECB”) President Mario Draghi said economic data indicated “an ongoing, broad-based expansion of the euro-area economy and gradually rising inflation pressures.”

Market Overviews

October 31, 2018 (Unaudited)

Political risk remains in Europe:

•	The European Commission rejected the Italian government’s fiscally stimulative budget plan, requesting revisions that meet the fiscal targets set by European authorities; and

•	A Brexit negotiation breakthrough did not occur in the U.K. during the fiscal year, but the March 2019 deadline is fast approaching.

In China, continuing trade friction and a shift to slow the pace of credit growth in the shadow-banking sector has likely triggered a broader slowdown. GDP growth decelerated to an annualized rate of 6.5% in the third quarter of 2018, missing consensus expectations. Further escalation in tariffs would likely weigh on growth, however, the depreciation of the Chinese yuan against the U.S. dollar has partially offset the impact of tariffs.

American Beacon Diversified FundSM

Performance Overview

October 31, 2018 (Unaudited)

The AAL Class of the American Beacon Diversified Fund (the “Fund”) returned -1.56% for the twelve months ended October 31, 2018, which underperformed the S&P 500 Index (TR) (the “Index”) return of 7.35% for the same period.

Comparison of Changes in Value of a $100,000 Investment for the period 3/24/2017 through 10/31/2018

Total Returns for the Period ended Oct 31, 2018
	Ticker	1 Year	Since Inception 03/24/2017	Value of $100,000 03/24/2017- 10/31/2018
AAL Class(2,3)	ZABDFX	(1.56)%	4.49%	$10,730
S&P 500 Index (TR)(1)		7.35%	11.61%	$11,929

* Not Annualized

1.

The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the United States. One cannot directly invest in an index. The “S&P 500 Index” is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by the Fund. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

2.

Performance shown is historical and is not indicative of future returns. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

3.	A portion of the fees charged to the AAL Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

American Beacon Diversified FundSM

Performance Overview

October 31, 2018 (Unaudited)

Top Ten Holdings (% Net Assets)
U.S. Treasury Notes/Bonds, 2.352%, Due 4/30/2020, (3-mo. Treasury money market yield + 0.030%)		3.6
U.S. Treasury Notes/Bonds, 2.459%, Due 1/31/2019, (3-mo. Treasury money market yield + 0.140%)		2.0
U.S. Treasury Notes/Bonds, 2.389%, Due 4/30/2019, (3-mo. Treasury money market yield + 0.070%)		1.6
U.S. Treasury Notes/Bonds, 3.000%, Due 8/15/2048		1.4
U.S. Treasury Notes/Bonds, 2.379%, Due 7/31/2019, (3-mo. Treasury money market yield + 0.060%)		1.3
Bank of America Corp.		1.2
JPMorgan Chase & Co.		1.1
Microsoft Corp.		1.1
Citigroup, Inc.		1.0
General Motors Co.		0.9

Total Fund Holdings	591

Sector Allocation (% Equities)
Financials		23.1
Health Care		12.2
Energy		12.1
Information Technology		10.3
Industrials		10.0
Communication Services		9.4
Consumer Discretionary		8.3
Consumer Staples		6.7
Materials		4.7
Utilities		1.9
Real Estate		1.3

Sector Allocation (% Fixed Income)
U.S. Treasury Obligations		48.9
U.S. Agency Mortgage-Backed Obligations		14.2
Financial		13.4
Consumer, Cyclical		5.9
Technology		2.8
Asset-Backed Obligations		2.7
Consumer, Non-Cyclical		2.6
Utilities		2.6
Communications		2.3
Industrial		1.6
Energy		1.4
Foreign Sovereign Obligations		0.6
Basic Materials		0.6
Commercial Mortgage-Backed Obligations		0.4

American Beacon Diversified FundSM

Performance Overview

October 31, 2018 (Unaudited)

Country Allocation (% Investments)
United States	64.6
United Kingdom	6.5
Japan	4.2
France	3.6
Germany	2.8
Canada	2.4
Netherlands	2.2
Switzerland	2.0
China	1.9
Republic of Korea	0.8
Ireland	0.8
Norway	0.7
Denmark	0.7
Taiwan	0.6
Spain	0.6
Australia	0.5
Sweden	0.5
Luxembourg	0.5
Belgium	0.5
Hong Kong	0.4
Brazil	0.4
Israel	0.4
Italy	0.4
Singapore	0.4
Finland	0.4
South Africa	0.3
Thailand	0.3
India	0.3
Russia	0.2
Indonesia	0.1
Supranational	0.0	*
Ghana	0.0	*
Mexico	0.0	*

*	Amount represents less than 0.01%

American Beacon Diversified FundSM

Expense Example

October 31, 2018 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in the Class and held for the entire period from May 1, 2018 through October 31, 2018.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon Diversified Fund
	Beginning Account Value 5/1/2018	Ending Account Value 10/31/2018	Expenses Paid During Period 5/1/2018-10/31/2018*
AAL
Actual	$1,000.00	$963.30	$1.34
Hypothetical**	$1,000.00	$1,023.80	$1.38

*

Expenses are equal to the Fund’s annualized net expense ratio for the six-month period of 0.27% for the AAL Class, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon Institutional Funds TrustSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Beacon Diversified Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Beacon Diversified Fund (the “Fund”), including the schedule of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year ended October 31, 2018 and the period from March 24, 2017 (commencement of operations) through October 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year ended October 31, 2018 and the period from March 24, 2017 (commencement of operations) through October 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

December 28, 2018

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 69.99%
Communication Services - 6.58%
Diversified Telecommunication Services - 1.45%
AT&T, Inc.	68,600	$2,104,648
China Telecom Corp. Ltd., Class HA	2,828,000	1,332,484
Singapore Telecommunications Ltd.A	472,500	1,079,258
Telefonica Deutschland Holding AGA	204,176	794,156
Telekomunikasi Indonesia Persero Tbk PT, Sponsored ADR	27,600	695,520
Telenor ASAA	59,174	1,083,773
Verizon Communications, Inc.	19,081	1,089,334

		8,179,173

Entertainment - 0.52%
NetEase, Inc., ADR	2,600	540,410
Nexon Co., Ltd.A B	74,800	847,779
Vivendi S.A.A	43,108	1,041,549
Walt Disney Co.	4,200	482,286

		2,912,024

Interactive Media & Services - 1.37%
58.com, Inc., ADRB	12,300	806,757
Baidu, Inc., Sponsored ADRB	4,780	908,487
Facebook, Inc., Class AB	10,200	1,548,258
Tencent Holdings Ltd.A	60,700	2,057,429
Twitter, Inc.B	41,000	1,424,750
Yandex N.V., Class AB	31,900	961,147

		7,706,828

Media - 1.87%
CBS Corp., Class B, NVDR	13,200	757,020
Comcast Corp., Class A	111,793	4,263,785
Discovery, Inc., Class AB	4,800	155,472
Discovery, Inc., Class CB	59,200	1,735,152
Informa PLCA	94,690	862,937
Interpublic Group of Cos, Inc.	14,000	324,240
News Corp., Class A	37,000	488,030
Omnicom Group, Inc.	3,600	267,552
SES S.A.A	77,967	1,675,214

		10,529,402

Wireless Telecommunication Services - 1.37%
China Mobile Ltd.A	143,000	1,336,306
KDDI Corp.A	42,800	1,065,035
Rogers Communications, Inc., Class B	34,500	1,776,562
SoftBank Group Corp.A	13,500	1,094,559
Vodafone Group PLCA	585,381	1,105,654
Vodafone Group PLC, Sponsored ADR	70,700	1,338,351

		7,716,467

Total Communication Services		37,043,894

Consumer Discretionary - 5.74%
Auto Components - 0.88%
Adient PLCC	17,400	529,308
Cie Generale des Etablissements Michelin SCAA	12,813	1,312,739
Garrett Motion, Inc.B	850	12,894
Goodyear Tire & Rubber Co.	28,000	589,680
Magna International, Inc.	43,700	2,151,788
Sumitomo Rubber Industries Ltd.A	25,000	358,564

		4,954,973

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 69.99% (continued)
Consumer Discretionary - 5.74% (continued)
Automobiles - 1.01%
General Motors Co.	144,257	$5,278,364
Harley-Davidson, Inc.	11,200	428,064

		5,706,428

Hotels, Restaurants & Leisure - 0.56%
Carnival Corp.	12,100	678,084
Compass Group PLCA	80,920	1,592,207
Norwegian Cruise Line Holdings Ltd.B	19,400	854,958

		3,125,249

Household Durables - 1.17%
DR Horton, Inc.	24,200	870,232
Lennar Corp., Class A	30,400	1,306,592
Lennar Corp., Class B	666	23,823
Mohawk Industries, Inc.B	7,500	935,475
Panasonic Corp.A	78,400	864,419
Sony Corp., Sponsored ADR	28,500	1,542,705
Techtronic Industries Co., Ltd.A	74,000	347,406
Tupperware Brands Corp.	19,400	680,940

		6,571,592

Leisure Products - 0.18%
Yamaha Corp.A	23,200	1,018,725

Multiline Retail - 0.93%
Dollar General Corp.	21,882	2,437,217
Don Quijote Holdings Co., Ltd.A C	35,900	2,147,943
Ryohin Keikaku Co., Ltd.A	2,500	660,216

		5,245,376

Specialty Retail - 1.01%
Bed Bath & Beyond, Inc.C	13,400	184,116
Home Depot, Inc.	8,200	1,442,216
Kingfisher PLCA	338,656	1,101,787
Lowe’s Cos, Inc.	24,686	2,350,601
Mr Price Group Ltd.A	40,042	625,446

		5,704,166

Total Consumer Discretionary		32,326,509

Consumer Staples - 4.70%
Beverages - 1.54%
Anheuser-Busch InBev S.A.A	12,165	896,401
Carlsberg A/S, Class BA	10,723	1,182,759
Coca-Cola Co.	37,000	1,771,560
Diageo PLCA	22,142	765,829
Kirin Holdings Co., Ltd.A	31,600	753,519
Molson Coors Brewing Co., Class B	20,500	1,312,000
PepsiCo, Inc.	8,600	966,468
Suntory Beverage & Food Ltd.A	25,800	1,049,966

		8,698,502

Food & Staples Retailing - 0.67%
Kroger Co.	44,000	1,309,440
Seven & i Holdings Co., Ltd.A	23,400	1,012,612
Walgreens Boots Alliance, Inc.	18,000	1,435,860

		3,757,912

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 69.99% (continued)
Consumer Staples - 4.70% (continued)
Food Products - 0.76%
Ezaki Glico Co., Ltd.A	15,000	$745,661
Ingredion, Inc.	5,000	505,900
Kellogg Co.	4,500	294,660
Mondelez International, Inc., Class A	48,300	2,027,634
Tyson Foods, Inc., Class A	11,500	689,080

		4,262,935

Personal Products - 0.83%
Kao Corp.A	17,120	1,138,438
Unilever N.V.	26,000	1,398,280
Unilever PLCA	28,567	1,512,724
Unilever PLC, Sponsored ADR	11,800	625,164

		4,674,606

Tobacco - 0.90%
Altria Group, Inc.	21,792	1,417,352
British American Tobacco PLCA	34,227	1,485,240
Imperial Brands PLC, Sponsored ADR	26,267	889,138
Philip Morris International, Inc.	14,649	1,290,137

		5,081,867

Total Consumer Staples		26,475,822

Energy - 8.51%
Energy Equipment & Services - 1.56%
Halliburton Co.	64,300	2,229,924
Helmerich & Payne, Inc.	10,600	660,274
National Oilwell Varco, Inc.	12,200	448,960
Oceaneering International, Inc.B	24,600	465,924
SBM Offshore N.V.A	54,304	939,502
Schlumberger Ltd.	61,641	3,162,800
Tenaris S.A.A	58,939	869,847

		8,777,231

Oil, Gas & Consumable Fuels - 6.95%
Apache Corp.	45,700	1,728,831
BP PLCA	329,930	2,389,855
BP PLC, Sponsored ADR	109,071	4,730,409
Canadian Natural Resources Ltd.	76,900	2,100,908
Chevron Corp.	15,194	1,696,410
ConocoPhillips	59,895	4,186,661
Devon Energy Corp.	38,000	1,231,200
Eni SpAA	81,433	1,448,349
Equinor ASAA	62,309	1,605,437
Hess Corp.	26,100	1,498,140
Husky Energy, Inc.	37,500	530,119
Inpex Corp.A	48,900	564,077
Kinder Morgan, Inc.	35,100	597,402
Kosmos Energy Ltd.B	31,700	205,733
Marathon Oil Corp.	88,800	1,686,312
Marathon Petroleum Corp.	5,205	366,692
Murphy Oil Corp.	25,700	818,802
Phillips 66	38,378	3,946,026
Pioneer Natural Resources Co.	6,800	1,001,436
Royal Dutch Shell PLC, Class A, Sponsored ADR	14,900	941,531
Royal Dutch Shell PLC, Class AA	77,097	2,463,021
Royal Dutch Shell PLC, Class BA	70,835	2,306,365

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 69.99% (continued)
Energy - 8.51% (continued)
Oil, Gas & Consumable Fuels - 6.95% (continued)
Total S.A.A	17,851	$1,047,661

		39,091,377

Total Energy		47,868,608

Financials - 16.19%
Banks - 9.07%
ABN AMRO Group N.V.A D	29,468	723,949
Banco Bilbao Vizcaya Argentaria S.A., Sponsored ADRC	206,453	1,129,298
Banco Santander S.A., ADRC	186,300	890,514
Bangkok Bank PCLA	161,600	1,035,243
Bank Leumi Le-Israel BMA	101,620	633,359
Bank of America Corp.	240,023	6,600,633
Bank of Ireland Group PLCA	183,681	1,302,583
BNP Paribas S.A.A	36,948	1,926,625
BNP Paribas S.A., ADR	19,200	499,008
BOK Financial Corp.	10,500	900,165
CIT Group, Inc.	6,200	293,756
Citigroup, Inc.	84,300	5,518,278
Citizens Financial Group, Inc.	21,000	784,350
Credit Agricole S.A.A	32,811	420,278
Cullen/Frost Bankers, Inc.	9,500	930,240
DBS Group Holdings Ltd.A	61,240	1,039,114
East West Bancorp, Inc.	23,600	1,237,584
Hana Financial Group, Inc.A	27,147	915,442
HSBC Holdings PLCA C	172,800	1,416,618
ICICI Bank Ltd., Sponsored ADR	161,650	1,534,059
ING Groep N.V.A	104,280	1,233,731
JPMorgan Chase & Co.	56,212	6,128,232
Kasikornbank PCLA	101,600	612,499
KB Financial Group, Inc., ADR	29,220	1,214,091
Mitsubishi UFJ Financial Group, Inc., Sponsored ADR	157,000	945,140
National Bank of Canada	32,067	1,455,675
Nordea Bank Abp	107,081	931,312
PNC Financial Services Group, Inc.	4,606	591,825
Societe Generale S.A.A	18,315	672,762
Standard Chartered PLCA	223,556	1,569,247
Sumitomo Mitsui Financial Group, Inc.A	31,600	1,227,634
UniCredit SpAA	52,904	676,279
Wells Fargo & Co.	76,200	4,056,126

		51,045,649

Capital Markets - 2.13%
Ameriprise Financial, Inc.	11,600	1,475,984
Bank of New York Mellon Corp.	9,400	444,902
Blackstone Group LP, MLP	52,500	1,698,900
Goldman Sachs Group, Inc.	5,900	1,329,683
Invesco Ltd.	39,400	855,374
Julius Baer Group Ltd.A B	17,226	785,478
KKR & Co., Inc., Class A	98,000	2,317,700
Morgan Stanley	6,800	310,488
State Street Corp.	14,800	1,017,500
UBS Group AGA B	124,800	1,741,392

		11,977,401

Consumer Finance - 1.27%
Ally Financial, Inc.	18,000	457,380

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 69.99% (continued)
Financials - 16.19% (continued)
Consumer Finance - 1.27% (continued)
Capital One Financial Corp.	29,600	$2,643,280
Discover Financial Services	12,500	870,875
Navient Corp.	38,252	442,958
OneMain Holdings, Inc.B	17,100	487,692
Santander Consumer USA Holdings, Inc.	37,300	699,375
SLM Corp.B	112,696	1,142,737
Synchrony Financial	13,400	386,992

		7,131,289

Diversified Financial Services - 0.42%
AXA Equitable Holdings, Inc.	29,700	602,613
Berkshire Hathaway, Inc., Class BB	8,700	1,785,936

		2,388,549

Insurance - 3.30%
Aegon N.V.A	54,009	331,812
American International Group, Inc.	107,087	4,421,622
Aon PLC	12,100	1,889,778
AXA S.A.A	57,932	1,450,240
BB Seguridade Participacoes S.A., Sponsored ADRC	108,700	776,662
China Life Insurance Co., Ltd., Class HA	485,000	972,332
Chubb Ltd.	10,300	1,286,573
Ping An Insurance Group Co. of China Ltd., Class HA	155,000	1,466,914
Prudential PLCA	110,471	2,216,049
RSA Insurance Group PLCA	101,206	729,752
Sampo OYJ, Class AA	22,140	1,019,329
Sanlam Ltd.A	211,338	1,060,931
Travelers Cos, Inc.	7,500	938,475

		18,560,469

Total Financials		91,103,357

Health Care - 8.49%
Biotechnology - 1.28%
AbbVie, Inc.	11,550	899,168
Amgen, Inc.	10,000	1,927,900
Biogen, Inc.B	1,400	425,978
Celgene Corp.B	5,300	379,480
Gilead Sciences, Inc.	7,700	524,986
Portola Pharmaceuticals, Inc.B C	10,100	198,869
Shire PLCA	47,596	2,846,882

		7,203,263

Health Care Equipment & Supplies - 1.22%
Danaher Corp.	19,000	1,888,600
Medtronic PLC	47,945	4,306,420
Zimmer Biomet Holdings, Inc.	5,900	670,181

		6,865,201

Health Care Providers & Services - 1.70%
Acadia Healthcare Co., Inc.B	30,700	1,274,050
Anthem, Inc.	10,216	2,815,223
CVS Health Corp.	43,067	3,117,620
Fresenius Medical Care AG & Co. KGaAA	8,632	679,451
Fresenius SE & Co. KGaAA	11,446	729,455
Shanghai Pharmaceuticals Holding Co., Ltd., Class HA	141,500	313,338
Sinopharm Group Co., Ltd., Class HA	137,200	664,635

		9,593,772

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 69.99% (continued)
Health Care - 8.49% (continued)
Life Sciences Tools & Services - 0.12%
QIAGEN N.V.A B	18,284	$664,036

Pharmaceuticals - 4.17%
Astellas Pharma, Inc.A	84,900	1,309,669
Bayer AGA	16,493	1,266,270
GlaxoSmithKline PLC, Sponsored ADR	22,700	886,662
Horizon Pharma PLCB	24,000	437,040
Jazz Pharmaceuticals PLCB	2,500	397,050
Johnson & Johnson	8,682	1,215,393
Merck & Co., Inc.	15,785	1,161,934
Merck KGaAA	11,750	1,259,113
Mylan N.V.B	20,800	650,000
Novartis AG, Sponsored ADR	16,200	1,416,852
Novartis AGA	39,653	3,462,745
Pfizer, Inc.	48,740	2,098,744
Roche Holding AGA	6,690	1,623,316
SanofiA	23,439	2,094,995
Sanofi, ADR	37,162	1,661,885
Teva Pharmaceutical Industries Ltd., Sponsored ADR	78,192	1,562,276
UCB S.A.A	11,490	964,450

		23,468,394

Total Health Care		47,794,666

Industrials - 7.03%
Aerospace & Defense - 1.11%
BAE Systems PLCA	80,771	542,565
Embraer S.A., Sponsored ADR	10,800	240,516
General Dynamics Corp.	11,675	2,014,871
Raytheon Co.	6,220	1,088,749
Safran S.A.A	13,152	1,694,131
United Technologies Corp.	5,246	651,606

		6,232,438

Airlines - 0.65%
American Airlines Group, Inc.	40,140	1,408,111
Delta Air Lines, Inc.	22,600	1,236,898
Ryanair Holdings PLC, Sponsored ADRB	12,362	1,023,574

		3,668,583

Building Products - 1.23%
Assa Abloy AB, Class BA	78,612	1,567,106
Cie de Saint-GobainA	40,907	1,539,289
Johnson Controls International PLC	117,737	3,764,052
Resideo Technologies, Inc.B	1,417	29,828

		6,900,275

Construction & Engineering - 0.21%
AECOMB	2,100	61,194
Vinci S.A.A C	12,774	1,140,629

		1,201,823

Electrical Equipment - 0.24%
Eaton Corp. PLC	5,800	415,686
Vestas Wind Systems A/SA	14,864	930,916

		1,346,602

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 69.99% (continued)
Industrials - 7.03% (continued)
Industrial Conglomerates - 0.98%
CK Hutchison Holdings Ltd.A	120,000	$1,205,646
General Electric Co.	180,231	1,820,333
Honeywell International, Inc.	8,502	1,231,260
Siemens AGA	11,108	1,279,991

		5,537,230

Machinery - 1.26%
CNH Industrial N.V.C	116,000	1,205,240
Cummins, Inc.	9,000	1,230,210
Epiroc AB, Class AA B	75,124	658,910
IHI Corp.A	28,100	1,025,219
Oshkosh Corp.	23,400	1,313,676
PACCAR, Inc.	4,800	274,608
Parker-Hannifin Corp.	9,277	1,406,671

		7,114,534

Marine - 0.15%
AP Moller - Maersk A/S, Class BA	652	827,773

Professional Services - 0.45%
RELX PLCA	54,905	1,086,869
Wolters Kluwer N.V.A	24,939	1,416,026

		2,502,895

Road & Rail - 0.14%
Canadian National Railway Co.	9,400	803,582

Trading Companies & Distributors - 0.61%
AerCap Holdings N.V.B	20,100	1,006,608
Ferguson PLCA	23,525	1,587,317
Howden Joinery Group PLCA	99,298	595,223
Travis Perkins PLCA	15,468	218,830

		3,407,978

Total Industrials		39,543,713

Information Technology - 7.21%
Communications Equipment - 0.30%
Cisco Systems, Inc.	24,200	1,107,150
Telefonaktiebolaget LM Ericsson, Sponsored ADR	68,900	596,674

		1,703,824

Electronic Equipment, Instruments & Components - 0.46%
Corning, Inc.	33,400	1,067,130
IPG Photonics Corp.B	5,100	681,105
Omron Corp.A	9,700	391,853
TE Connectivity Ltd.	5,900	444,978

		2,585,066

IT Services - 0.86%
Capgemini SEA	9,428	1,152,686
Cielo S.A., Sponsored ADRC	220,193	786,089
First Data Corp., Class AB	47,300	886,402
PayPal Holdings, Inc.B	20,800	1,751,152
Teradata Corp.B	7,900	287,560

		4,863,889

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 69.99% (continued)
Information Technology - 7.21% (continued)
Semiconductors & Semiconductor Equipment - 1.74%
Infineon Technologies AGA	43,793	$877,925
Microchip Technology, Inc.	22,000	1,447,160
Micron Technology, Inc.B	50,300	1,897,316
NXP Semiconductors N.V.	11,400	854,886
QUALCOMM, Inc.	31,023	1,951,037
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	72,610	2,766,441

		9,794,765

Software - 2.95%
Adobe, Inc.B	11,500	2,826,240
ANSYS, Inc.B	9,900	1,480,545
Microsoft Corp.	56,509	6,035,726
Oracle Corp.	86,543	4,226,760
SAP SEA	18,794	2,014,156

		16,583,427

Technology Hardware, Storage & Peripherals - 0.90%
Hewlett Packard Enterprise Co.	162,500	2,478,125
Quanta Computer, Inc., GDRD	41,500	327,580
Samsung Electronics Co., Ltd., GDR	2,414	2,252,262

		5,057,967

Total Information Technology		40,588,938

Materials - 3.28%
Chemicals - 1.82%
Air Liquide S.A.A	5,763	698,092
Air Products & Chemicals, Inc.	12,661	1,954,225
Akzo Nobel N.V.A	2,705	227,503
DowDuPont, Inc.	43,160	2,327,187
Eastman Chemical Co.	11,400	893,190
LANXESS AGA	16,540	1,026,470
Novozymes A/S, Class BA	13,383	661,040
PPG Industries, Inc.	14,200	1,492,278
Yara International ASAA	22,570	968,852

		10,248,837

Construction Materials - 0.56%
CRH PLCA	31,110	933,112
HeidelbergCement AGA	11,640	790,841
Martin Marietta Materials, Inc.	8,200	1,404,496

		3,128,449

Containers & Packaging - 0.30%
Crown Holdings, Inc.B	19,200	811,968
International Paper Co.	19,900	902,664

		1,714,632

Metals & Mining - 0.60%
BHP Billiton PLCA	58,703	1,172,721
Goldcorp, Inc.	78,800	711,711
Sumitomo Metal Mining Co., Ltd.A	18,100	568,171
Wheaton Precious Metals Corp.	54,600	897,523

		3,350,126

Total Materials		18,442,044

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 69.99% (continued)
Real Estate - 0.91%
Equity Real Estate Investment Trusts (REITs) - 0.30%
Equity LifeStyle Properties, Inc.	8,800	$833,272
Sun Communities, Inc.	8,500	853,995

		1,687,267

Real Estate Management & Development - 0.61%
CK Asset Holdings Ltd.A	126,500	819,051
Daiwa House Industry Co., Ltd.A	57,036	1,716,237
Mitsui Fudosan Co., Ltd.A	40,200	903,269

		3,438,557

Total Real Estate		5,125,824

Utilities - 1.35%
Electric Utilities - 0.61%
Entergy Corp.	13,021	1,093,113
PPL Corp.	20,900	635,360
Red Electrica Corp. S.A.A	51,329	1,063,080
Southern Co.	14,500	652,935

		3,444,488

Gas Utilities - 0.24%
National Fuel Gas Co.	24,850	1,349,107

Multi-Utilities - 0.40%
E.ON SEA	127,053	1,230,966
Veolia Environnement S.A.A	51,627	1,029,995

		2,260,961

Water Utilities - 0.10%
Cia de Saneamento Basico do Estado de Sao Paulo, ADRB	74,500	552,790

Total Utilities		7,607,346

Total Common Stocks (Cost $391,388,614)		393,920,721

PREFERRED STOCKS - 0.16%
Consumer Discretionary - 0.10%
Automobiles - 0.10%
Volkswagen AGA E	3,508	590,820

Health Care - 0.06%
Health Care Equipment & Supplies - 0.06%
Draegerwerk AG & Co. KGaAA E	5,987	321,797

Total Preferred Stocks (Cost $1,316,829)		912,617

	Principal Amount

CORPORATE OBLIGATIONS - 7.91%
Basic Materials - 0.11%
Dow Chemical Co., 3.500%, Due 10/1/2024	$321,000	311,337
EI du Pont de Nemours & Co., 2.200%, Due 5/1/2020	110,000	108,651
Nucor Corp.,
4.125%, Due 9/15/2022	83,000	84,455
4.000%, Due 8/1/2023	85,000	86,099

		590,542

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2018

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 7.91% (continued)
Communications - 0.54%
Amazon.com, Inc., 3.875%, Due 8/22/2037	$115,000	$108,495
AT&T, Inc.,
4.450%, Due 4/1/2024	130,000	131,259
4.500%, Due 5/15/2035	194,000	175,027
6.350%, Due 3/15/2040	95,000	100,335
Charter Communications Operating LLC, 3.750%, Due 2/15/2028	205,000	185,647
Comcast Corp.,
3.150%, Due 3/1/2026	151,000	141,207
4.600%, Due 10/15/2038	140,000	136,985
eBay, Inc., 2.150%, Due 6/5/2020	145,000	142,441
NBCUniversal Enterprise, Inc., 2.737%, Due 4/1/2021, (3-mo. USD LIBOR + 0.400%)D F	1,405,000	1,404,651
RELX Capital, Inc., 3.500%, Due 3/16/2023	95,000	93,664
Verizon Communications, Inc.,
3.376%, Due 2/15/2025	162,000	156,392
4.125%, Due 3/16/2027	265,000	262,273

		3,038,376

Consumer, Cyclical - 1.56%
American Honda Finance Corp., 3.375%, Due 12/10/2021	240,000	239,685
Aptiv Corp., 4.150%, Due 3/15/2024	235,000	233,104
BMW US Capital LLC, 2.788%, Due 4/6/2020, (3-mo. USD LIBOR + 0.380%)D F	915,000	917,793
Costco Wholesale Corp., 2.150%, Due 5/18/2021	430,000	419,498
Daimler Finance North America LLC, 2.760%, Due 2/22/2021, (3-mo. USD LIBOR + 0.450%)D F	1,270,000	1,268,882
Dollar General Corp., 4.125%, Due 5/1/2028	90,000	87,194
Dollar Tree, Inc., 3.700%, Due 5/15/2023	155,000	151,067
Ford Motor Credit Co. LLC,
3.408%, Due 1/9/2020, (3-mo. USD LIBOR + 1.000%)F	733,000	733,185
3.218%, Due 4/5/2021, (3-mo. USD LIBOR + 0.81%)F	840,000	833,034
3.810%, Due 1/9/2024	140,000	130,070
General Motors Financial Co., Inc.,
3.366%, Due 4/13/2020, (3-mo. USD LIBOR + 0.930%)F	1,450,000	1,456,711
3.150%, Due 6/30/2022	145,000	139,262
Home Depot, Inc.,
2.700%, Due 4/1/2023	113,000	109,499
3.350%, Due 9/15/2025	150,000	146,784
McDonald’s Corp., 3.700%, Due 1/30/2026	257,000	250,741
O’Reilly Automotive, Inc., 4.350%, Due 6/1/2028	215,000	210,995
PACCAR Financial Corp.,
1.300%, Due 5/10/2019	92,000	91,253
2.200%, Due 9/15/2019	113,000	112,304
Southwest Airlines Co., 2.650%, Due 11/5/2020	120,000	118,553
Starbucks Corp., 4.000%, Due 11/15/2028	170,000	165,164
Toyota Motor Credit Corp., 3.450%, Due 9/20/2023	470,000	466,581
Walmart, Inc., 3.400%, Due 6/26/2023	480,000	478,381

		8,759,740

Consumer, Non-Cyclical - 0.62%
Abbott Laboratories, 4.900%, Due 11/30/2046	135,000	139,103
AbbVie, Inc.,
3.200%, Due 5/14/2026	155,000	141,860
4.300%, Due 5/14/2036	158,000	141,231
Amgen, Inc., 4.400%, Due 5/1/2045	140,000	127,373
Anheuser-Busch InBev Finance, Inc.,
2.650%, Due 2/1/2021	255,000	249,992
3.650%, Due 2/1/2026	300,000	285,365
Anheuser-Busch InBev Worldwide, Inc., 4.375%, Due 4/15/2038	65,000	59,084
Anthem, Inc., 2.500%, Due 11/21/2020	145,000	142,052
Baxalta, Inc., 4.000%, Due 6/23/2025	45,000	43,861

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2018

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 7.91% (continued)
Consumer, Non-Cyclical - 0.62% (continued)
Bayer US Finance LLC, 3.875%, Due 12/15/2023D	$225,000	$221,573
Celgene Corp., 5.250%, Due 8/15/2043	100,000	98,116
CVS Health Corp.,
2.125%, Due 6/1/2021	155,000	149,390
5.050%, Due 3/25/2048	90,000	87,756
Genzyme Corp., 5.000%, Due 6/15/2020	41,000	42,164
Halfmoon Parent, Inc., 4.125%, Due 11/15/2025D	140,000	138,375
Humana, Inc., 3.150%, Due 12/1/2022	155,000	150,740
Kaiser Foundation Hospitals, 4.150%, Due 5/1/2047	65,000	61,839
Kraft Heinz Foods Co., 5.000%, Due 7/15/2035	120,000	113,720
Molson Coors Brewing Co., 3.000%, Due 7/15/2026	195,000	173,461
Philip Morris International, Inc., 2.625%, Due 3/6/2023	95,000	90,782
Reynolds American, Inc., 5.850%, Due 8/15/2045	90,000	92,440
S&P Global, Inc., 4.400%, Due 2/15/2026	130,000	132,422
UnitedHealth Group, Inc.,
1.625%, Due 3/15/2019	190,000	189,191
3.950%, Due 10/15/2042	110,000	101,018
Zimmer Biomet Holdings, Inc., 3.550%, Due 4/1/2025	205,000	193,362
Zoetis, Inc., 3.000%, Due 9/12/2027	155,000	141,594

		3,507,864

Energy - 0.31%
BP Capital Markets America, Inc., 3.796%, Due 9/21/2025	95,000	93,112
Chevron Corp., 1.790%, Due 11/16/2018	180,000	179,952
Columbia Pipeline Group, Inc., 4.500%, Due 6/1/2025	109,000	109,532
Concho Resources, Inc., 4.300%, Due 8/15/2028	160,000	156,116
Enterprise Products Operating LLC, 6.125%, Due 10/15/2039	95,000	107,217
EOG Resources, Inc., 4.150%, Due 1/15/2026	105,000	105,888
Marathon Petroleum Corp., 3.625%, Due 9/15/2024	85,000	82,837
MPLX LP,
4.875%, Due 12/1/2024	143,000	146,431
5.200%, Due 3/1/2047	49,000	46,344
ONEOK, Inc., 4.550%, Due 7/15/2028	165,000	161,495
Phillips 66, 4.300%, Due 4/1/2022	88,000	89,751
Phillips 66 Partners LP,
3.550%, Due 10/1/2026	57,000	53,244
3.750%, Due 3/1/2028	115,000	106,467
Spectra Energy Partners LP, 3.375%, Due 10/15/2026	67,000	62,130
Sunoco Logistics Partners Operations LP, 4.250%, Due 4/1/2024	52,000	51,259
TC PipeLines LP, 3.900%, Due 5/25/2027	80,000	74,391
Valero Energy Corp., 4.350%, Due 6/1/2028	110,000	107,368

		1,733,534

Financial - 2.91%
American Campus Communities Operating Partnership LP, 3.625%, Due 11/15/2027	140,000	129,794
American Express Co.,
3.400%, Due 2/27/2023	305,000	299,009
4.050%, Due 12/3/2042	185,000	173,043
Bank of America Corp.,
3.124%, Due 1/20/2023, (3-mo. USD LIBOR + 1.160%)F	420,000	410,409
5.000%, Due 1/21/2044	420,000	429,425
Bank of New York Mellon Corp.,
2.200%, Due 3/4/2019	249,000	248,556
3.250%, Due 5/16/2027	270,000	256,239
BB&T Corp., 2.750%, Due 4/1/2022	315,000	306,700
Boston Properties LP, 3.200%, Due 1/15/2025	240,000	228,019
Capital One Financial Corp., 2.500%, Due 5/12/2020	215,000	211,958

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2018

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 7.91% (continued)
Financial - 2.91% (continued)
CBOE Global Markets, Inc., 3.650%, Due 1/12/2027	$190,000	$179,856
Chubb INA Holdings, Inc., 3.350%, Due 5/3/2026	125,000	120,235
Citibank NA, 2.688%, Due 2/12/2021, (3-mo. USD LIBOR + 0.350%)F	1,125,000	1,124,706
Citigroup, Inc., 3.887%, Due 1/10/2028, (3-mo. USD LIBOR + 1.563%)F	535,000	511,616
Crown Castle International Corp., 3.400%, Due 2/15/2021	151,000	150,042
Digital Realty Trust LP, 3.700%, Due 8/15/2027	145,000	135,561
ERP Operating LP, 3.000%, Due 4/15/2023	83,000	80,667
Goldman Sachs Group, Inc.,
3.060%, Due 2/23/2023, (3-mo. USD LIBOR + 0.750%)F	2,260,000	2,257,720
2.908%, Due 6/5/2023, (3-mo. USD LIBOR + 1.053%)F	345,000	332,443
3.500%, Due 1/23/2025	130,000	124,437
3.272%, Due 9/29/2025, (3-mo. USD LIBOR + 1.201%)F	140,000	132,723
HCP, Inc., 2.625%, Due 2/1/2020	155,000	153,324
Intercontinental Exchange, Inc.,
2.750%, Due 12/1/2020	98,000	96,880
4.250%, Due 9/21/2048	80,000	74,547
JPMorgan Chase & Co.,
3.797%, Due 7/23/2024, (3-mo. USD LIBOR + 0.890%)F	160,000	158,931
3.782%, Due 2/1/2028, (3-mo. USD LIBOR + 1.337%)F	245,000	235,683
3.882%, Due 7/24/2038, (3-mo. USD LIBOR + 1.360%)F	215,000	194,541
KeyCorp, 5.100%, Due 3/24/2021	125,000	129,379
Liberty Mutual Group, Inc., 4.250%, Due 6/15/2023D	122,000	122,393
Mastercard, Inc., 3.375%, Due 4/1/2024	225,000	222,794
Metropolitan Life Global Funding I,
2.559%, Due 9/19/2019, (3-mo. USD LIBOR + 0.220%)D F	770,000	770,624
2.638%, Due 1/8/2021, (3-mo. USD LIBOR + 0.230%)D F	1,145,000	1,143,848
Morgan Stanley,
3.700%, Due 10/23/2024	350,000	341,051
3.591%, Due 7/22/2028, (3-mo. USD LIBOR + 1.340%)F	230,000	215,398
National Rural Utilities Cooperative Finance Corp.,
1.650%, Due 2/8/2019	98,000	97,696
2.950%, Due 2/7/2024	125,000	120,501
PNC Financial Services Group, Inc., 3.300%, Due 3/8/2022	220,000	217,823
Public Storage, 2.370%, Due 9/15/2022	200,000	191,638
Raymond James Financial, Inc., 3.625%, Due 9/15/2026	205,000	192,910
Simon Property Group LP, 2.200%, Due 2/1/2019	350,000	349,418
State Street Corp., 3.300%, Due 12/16/2024	225,000	218,366
SunTrust Bank, 2.450%, Due 8/1/2022	235,000	225,070
Travelers Cos, Inc., 4.000%, Due 5/30/2047	135,000	125,255
Ventas Realty LP, 5.700%, Due 9/30/2043	70,000	74,566
Visa, Inc.,
2.800%, Due 12/14/2022	150,000	146,164
3.150%, Due 12/14/2025	180,000	173,185
Wells Fargo & Co.,
2.150%, Due 1/30/2020, Series N	135,000	133,246
2.550%, Due 12/7/2020	160,000	156,825
3.533%, Due 7/26/2021, (3-mo. USD LIBOR + 1.025%)F	1,968,000	1,998,592
3.000%, Due 10/23/2026	160,000	146,346
4.750%, Due 12/7/2046	135,000	128,301

		16,398,453

Industrial - 0.42%
Burlington Northern Santa Fe LLC, 3.650%, Due 9/1/2025	125,000	124,297
Caterpillar Financial Services Corp., 1.350%, Due 5/18/2019	190,000	188,358
Eaton Corp., 2.750%, Due 11/2/2022	140,000	135,173
General Dynamics Corp., 2.875%, Due 5/11/2020	325,000	323,801
John Deere Capital Corp.,
1.950%, Due 6/22/2020	230,000	226,216
2.150%, Due 9/8/2022	155,000	147,654

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2018

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 7.91% (continued)
Industrial - 0.42% (continued)
Lockheed Martin Corp., 3.550%, Due 1/15/2026	$170,000	$165,957
Martin Marietta Materials, Inc., 4.250%, Due 12/15/2047	150,000	120,426
Northrop Grumman Corp., 3.850%, Due 4/15/2045	235,000	205,295
Stanley Black & Decker, Inc., 2.451%, Due 11/17/2018	255,000	254,918
Union Pacific Corp., 4.100%, Due 9/15/2067	150,000	123,925
United Technologies Corp.,
1.900%, Due 5/4/2020	205,000	200,666
4.125%, Due 11/16/2028	175,000	171,884

		2,388,570

Technology - 0.75%
Analog Devices, Inc., 3.900%, Due 12/15/2025	140,000	136,958
Apple, Inc., 2.850%, Due 5/11/2024	415,000	398,276
Autodesk, Inc., 3.500%, Due 6/15/2027	145,000	133,128
Broadcom Corp., 2.375%, Due 1/15/2020	44,000	43,487
Broadridge Financial Solutions, Inc., 3.400%, Due 6/27/2026	150,000	141,144
Dell International LLC / EMC Corp., 4.420%, Due 6/15/2021D	320,000	322,655
Hewlett Packard Enterprise Co., 6.350%, Due 10/15/2045	2,112,000	2,065,887
Intel Corp., 3.300%, Due 10/1/2021	154,000	154,162
Microsoft Corp., 4.450%, Due 11/3/2045	240,000	247,854
Oracle Corp.,
2.500%, Due 5/15/2022	250,000	241,977
4.300%, Due 7/8/2034	248,000	242,979
QUALCOMM, Inc., 3.000%, Due 5/20/2022	105,000	102,899

		4,231,406

Utilities - 0.69%
Berkshire Hathaway Energy Co., 6.125%, Due 4/1/2036	308,000	363,029
Consolidated Edison Co. of New York, Inc., 4.625%, Due 12/1/2054	60,000	58,461
Delmarva Power & Light Co., 3.500%, Due 11/15/2023	114,000	113,133
Dominion Energy, Inc., 2.579%, Due 7/1/2020	155,000	152,644
DPL, Inc., 7.250%, Due 10/15/2021	695,000	738,007
Duke Energy Corp., 3.550%, Due 9/15/2021	280,000	279,818
Duke Energy Progress LLC, 4.150%, Due 12/1/2044	215,000	204,429
Edison International, 2.950%, Due 3/15/2023	153,000	145,529
Entergy Louisiana, LLC, 4.000%, Due 3/15/2033	122,000	120,225
Florida Power & Light Co., 3.950%, Due 3/1/2048	95,000	88,075
Georgia Power Co., 1.950%, Due 12/1/2018	110,000	109,917
MidAmerican Energy Co., 3.100%, Due 5/1/2027	185,000	175,232
National Fuel Gas Co., 3.950%, Due 9/15/2027	205,000	187,603
Nevada Power Co., 2.750%, Due 4/15/2020, Series BB	90,000	89,581
NiSource, Inc.,
3.490%, Due 5/15/2027	105,000	98,573
3.950%, Due 3/30/2048	155,000	133,458
Southern Co.,
2.150%, Due 9/1/2019	98,000	97,148
2.750%, Due 6/15/2020	259,000	256,180
Southern Power Co.,
4.150%, Due 12/1/2025	91,000	89,022
4.950%, Due 12/15/2046, Series F	93,000	88,038
Union Electric Co., 6.700%, Due 2/1/2019	104,000	104,995
WEC Energy Group, Inc., 3.550%, Due 6/15/2025	171,000	167,583

		3,860,680

Total Corporate Obligations (Cost $45,669,947)		44,509,165

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2018

	Principal Amount	Fair Value

FOREIGN CORPORATE OBLIGATIONS - 0.86%
Basic Materials - 0.05%
LYB International Finance II B.V., 3.500%, Due 3/2/2027	$120,000	$109,546
Nutrien Ltd., 4.000%, Due 12/15/2026	151,000	144,480

		254,026

Communications - 0.06%
Bell Canada, Inc., 4.464%, Due 4/1/2048	80,000	76,449
Rogers Communications, Inc., 3.625%, Due 12/15/2025	195,000	188,104
TELUS Corp., 2.800%, Due 2/16/2027	106,000	95,816

		360,369

Consumer, Non-Cyclical - 0.08%
Coca-Cola Femsa S.A.B. de C.V., 3.875%, Due 11/26/2023	120,000	118,939
Sanofi, 4.000%, Due 3/29/2021	150,000	152,240
Shire Acquisitions Investments Ireland DAC, 2.875%, Due 9/23/2023	165,000	155,654

		426,833

Energy - 0.05%
Canadian Natural Resources Ltd., 3.900%, Due 2/1/2025	130,000	126,255
Husky Energy, Inc., 3.950%, Due 4/15/2022	145,000	145,411

		271,666

Financial - 0.62%
Bank of Montreal, 1.750%, Due 9/11/2019	275,000	272,149
HSBC Holdings PLC, 3.262%, Due 3/13/2023, (3-mo. USD LIBOR + 1.055%)F	272,000	265,697
Macquarie Bank Ltd., 2.758%, Due 4/4/2019, (3-mo. USD LIBOR + 0.350%)D F	760,000	760,373
National Australia Bank Ltd., 2.820%, Due 5/22/2020, (3-mo. USD LIBOR + 0.510%)D F	875,000	877,941
Royal Bank of Canada,
2.125%, Due 3/2/2020	270,000	266,440
3.200%, Due 4/30/2021	320,000	318,665
Toronto-Dominion Bank,
3.000%, Due 6/11/2020	225,000	224,346
2.550%, Due 1/25/2021	225,000	221,356
Trinity Acquisition PLC, 4.400%, Due 3/15/2026	143,000	141,288
Westpac Banking Corp., 2.650%, Due 1/25/2021	155,000	152,350

		3,500,605

Total Foreign Corporate Obligations (Cost $4,893,667)		4,813,499

FOREIGN SOVEREIGN OBLIGATIONS - 0.16%
European Investment Bank, 2.375%, Due 6/15/2022	235,000	228,939
Kreditanstalt fuer Wiederaufbau, 2.125%, Due 6/15/2022	215,000	207,624
Province of Ontario Canada, 2.500%, Due 4/27/2026	265,000	247,791
Province of Quebec Canada, 2.375%, Due 1/31/2022	225,000	218,985

Total Foreign Sovereign Obligations (Cost $935,365)		903,339

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 0.10%
JPMBB Commercial Mortgage Securities Trust, 3.157%, Due 7/15/2045, 2013-C12 ASB	311,440	310,505
WFRBS Commercial Mortgage Trust, 3.660%, Due 3/15/2047, 2014-C19 A3	271,000	271,941

Total Commercial Mortgage-Backed Obligations (Cost $601,223)		582,446

ASSET-BACKED OBLIGATIONS - 0.72%
Ally Auto Receivables Trust, 1.750%, Due 12/15/2021, 2017 4 A3	465,000	459,296
Americredit Automobile Receivables Trust, 1.530%, Due 7/8/2021, 2016 4 A3	172,043	171,063
AmeriCredit Automobile Receivables Trust, 1.900%, Due 3/18/2022, 2017 3 A3	290,000	286,453
BMW Vehicle Lease Trust, 2.070%, Due 10/20/2020, 2017 2 A3	290,000	287,217
Capital One Multi-Asset Execution Trust, 1.340%, Due 4/15/2022, 2016 A3 A3	397,000	393,333

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2018

	Principal Amount	Fair Value

ASSET-BACKED OBLIGATIONS - 0.72% (continued)
Chase Issuance Trust, 1.370%, Due 6/15/2021, 2016 A2 A	$385,000	$381,418
Ford Credit Auto Lease Trust, 2.030%, Due 12/15/2020, 2017 B A3	275,000	272,520
Ford Credit Auto Owner Trust, 2.030%, Due 8/15/2020, 2015 A B	313,000	311,782
GM Financial Automobile Leasing Trust, 2.060%, Due 5/20/2020, 2017 1 A3	386,000	384,341
GM Financial Consumer Automobile Receivables Trust, 2.320%, Due 7/18/2022, 2018 1 A3	165,000	162,617
John Deere Owner Trust, 3.080%, Due 11/15/2022, 2018 B A3	350,000	348,886
Nissan Auto Receivables Owner Trust, 2.120%, Due 4/18/2022, 2017 C A3	165,000	162,320
PSNH Funding LLC, 3.094%, Due 2/1/2026, 2018 1 A1	235,000	233,760
World Omni Auto Receivables Trust, 1.950%, Due 2/15/2023, 2017 B A3	210,000	205,918

Total Asset-Backed Obligations (Cost $4,094,588)		4,060,924

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 3.75%
Federal Home Loan Mortgage Corp.,
3.500%, Due 8/1/2026	32,966	32,994
3.500%, Due 9/1/2028	234,391	234,732
3.000%, Due 11/1/2032	598,768	586,616
3.500%, Due 7/1/2042	232,164	228,068
3.000%, Due 11/1/2046	594,051	562,604
3.500%, Due 1/1/2048	707,648	689,294
Federal National Mortgage Association,
3.500%, Due 1/1/2028	109,302	109,497
4.000%, Due 10/1/2033	484,718	493,977
4.500%, Due 4/1/2034	166,665	171,515
3.500%, Due 6/1/2037	333,275	329,692
5.500%, Due 6/1/2038	28,217	30,206
5.000%, Due 5/1/2040	216,320	228,717
5.000%, Due 6/1/2040	173,004	182,971
4.500%, Due 10/1/2041	335,120	346,397
5.000%, Due 3/1/2042	97,314	102,873
3.500%, Due 7/1/2043	161,083	157,878
4.000%, Due 11/1/2044	135,314	136,973
4.000%, Due 7/1/2045	967,409	968,797
3.500%, Due 8/1/2045	147,439	144,139
3.000%, Due 4/1/2046	228,038	216,008
3.500%, Due 5/1/2046	559,556	546,694
4.500%, Due 5/1/2046	789,336	808,985
3.000%, Due 6/1/2046	633,641	600,155
4.000%, Due 7/1/2046	322,914	323,643
3.000%, Due 10/1/2046	184,178	174,377
3.000%, Due 11/1/2046	860,652	815,916
3.500%, Due 11/1/2046	915,049	894,570
3.000%, Due 12/1/2046	392,272	371,877
3.000%, Due 2/1/2047	867,444	821,267
3.000%, Due 3/1/2047	785,364	744,574
3.500%, Due 3/1/2047	118,516	115,521
3.000%, Due 4/1/2047	361,865	342,601
4.500%, Due 7/1/2047	149,658	153,478
3.500%, Due 9/1/2047	276,174	269,561
4.000%, Due 11/1/2047	565,256	565,877
4.000%, Due 4/1/2048	667,896	668,631
4.500%, Due 7/1/2048	418,322	428,846
5.000%, Due 8/1/2048	551,335	576,008
5.000%, Due 9/1/2048	733,583	766,374
Government National Mortgage Association,
5.000%, Due 10/15/2039	108,835	115,621
3.500%, Due 9/15/2041	295,225	291,616
3.000%, Due 1/20/2046	586,802	563,573
3.000%, Due 4/20/2046	385,968	370,032

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2018

	Principal Amount	Fair Value

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 3.75% (continued)
Government National Mortgage Association, (continued)
3.000%, Due 6/20/2046	$294,228	$281,899
3.500%, Due 8/20/2047	191,482	188,206
3.500%, Due 10/20/2047	238,415	234,336
4.000%, Due 12/20/2047	939,597	946,278
4.000%, Due 1/20/2048	1,047,957	1,055,424
4.500%, Due 2/20/2048	561,948	576,848
4.500%, Due 4/20/2048	263,445	270,481
5.000%, Due 5/20/2048	262,846	273,487

Total U.S. Agency Mortgage-Backed Obligations (Cost $21,781,909)		21,110,704

U.S. TREASURY OBLIGATIONS - 7.59%
U.S. Treasury Notes/Bonds,
2.352%, Due 4/30/2020, (3-mo. Treasury money market yield + 0.030%)F	20,205,000	20,208,898
2.000%, Due 11/15/2021	1,640,000	1,595,733
2.000%, Due 2/15/2022	3,945,000	3,828,191
2.625%, Due 2/28/2023	1,155,000	1,138,668
2.375%, Due 8/15/2024	2,335,000	2,252,819
2.000%, Due 11/15/2026	415,000	382,124
3.125%, Due 11/15/2041	1,290,000	1,237,644
2.500%, Due 5/15/2046	5,170,000	4,332,298
3.000%, Due 8/15/2048	8,400,000	7,767,047

Total U.S. Treasury Obligations (Cost $43,550,634)		42,743,422

SHORT-TERM INVESTMENTS - 8.45%
U.S. Treasury Obligations - 5.30%
U.S. Treasury Notes/Bonds,
2.459%, Due 1/31/2019, (3-mo. Treasury money market yield + 0.140%)F	11,260,000	11,265,373
2.389%, Due 4/30/2019, (3-mo. Treasury money market yield + 0.070%)F	9,185,000	9,190,894
0.750%, Due 7/15/2019	1,925,000	1,900,186
2.379%, Due 7/31/2019, (3-mo. Treasury money market yield + 0.060%)F	7,490,000	7,495,452

Total U.S. Treasury Obligations (Cost $29,853,230)		29,851,905

	Shares

Investment Companies - 3.15%
American Beacon U.S. Government Money Market Select Fund, Select Class, 2.11%G H	17,700,487	17,700,487

Total Short-Term Investments (Cost $47,553,717)		47,552,392

SECURITIES LENDING COLLATERAL - 1.50% (Cost $8,437,577)
Investment Companies - 1.50%
American Beacon U.S. Government Money Market Select Fund, Select Class, 2.11%G H	8,437,577	8,437,577

TOTAL INVESTMENTS - 101.19% (Cost $570,224,070)		569,546,806
LIABILITIES, NET OF OTHER ASSETS - (1.19%)		(6,712,146)

TOTAL NET ASSETS - 100.00%		$562,834,660

Percentages are stated as a percent of net assets.

A Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $131,115,872 or 23.30% of net assets.

B Non-income producing security.

C All or a portion of this security is on loan at October 31, 2018.

D Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $9,000,637 or 1.60% of net assets. The Fund has no right to demand registration of these securities.

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2018

E A type of Preferred Stock that has no maturity date.

F Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on October 31, 2018.

G The Fund is affiliated by having the same investment advisor.

H 7-day yield.

ADR - American Depositary Receipt.

GDR - Global Depositary Receipt.

LIBOR - London Interbank Offer Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

MLP - Master Limited Partnership.

NVDR - Non Voting Depositary Receipt.

PCL - Public Company Limited (Thailand).

PLC - Public Limited Company.

Long Futures Contracts Open on October 31, 2018:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Mini MSCI EAFE Index Futures	67	December 2018	$6,335,340	$6,071,875	$(263,465)
Mini MSCI Emerging Markets Index Futures	37	December 2018	1,826,091	1,769,895	(56,196)
S&P 500 E-Mini Index Futures	60	December 2018	8,436,422	8,133,300	(303,122)

			$16,597,853	$15,975,070	$(622,783)

Index Abbreviations:
MSCI	Morgan Stanley Capital International.
MSCI EAFE	Morgan Stanley Capital International - Europe, Australasia, and Far East.
S&P 500	Standard & Poor’s U.S. Equity Large Cap Index.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2018, the investments were classified as described below:

Diversified Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$263,717,466	$130,203,255	$-	$393,920,721
Preferred Stocks	-	912,617	-	912,617
Corporate Obligations	-	44,509,165	-	44,509,165
Foreign Corporate Obligations	-	4,813,499	-	4,813,499
Foreign Sovereign Obligations	-	903,339	-	903,339
Commercial Mortgage-Backed Obligations	-	582,446	-	582,446
Asset-Backed Obligations	-	4,060,924	-	4,060,924
U.S. Agency Mortgage-Backed Obligations	-	21,110,704	-	21,110,704
U.S. Treasury Obligations	-	42,743,422	-	42,743,422
Short-Term Investments:
U.S. Treasury Obligations	-	29,851,905	-	29,851,905
Investment Companies	17,700,487	-	-	17,700,487
Securities Lending Collateral	8,437,577	-	-	8,437,577

Total Investments in Securities - Assets	$289,855,530	$279,691,276	$-	$569,546,806

Financial Derivative Instruments - Liabilities
Futures Contracts	$(622,783)	$-	$-	$(622,783)

Total Financial Derivative Instruments - Liabilities	$(622,783)	$-	$-	$(622,783)

U.S. GAAP requires transfers between all levels to level 3 to be disclosed. During the year ended October 31, 2018, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon Diversified FundSM

Statement of Assets and Liabilities

October 31, 2018

Assets:
Investments in unaffiliated securities, at fair value† §	$543,408,742
Investments in affiliated securities, at fair value‡	26,138,064
Foreign currency, at fair value^	117
Cash	112,091
Deposit with brokers for futures contracts	1,487,008
Dividends and interest receivable	1,154,133
Receivable for investments sold	4,689,533
Receivable for tax reclaims	196,660
Prepaid expenses	2,864

Total assets	577,189,212

Liabilities:
Payable for investments purchased	4,457,647
Payable for variation margin from open futures contracts (Note 5)	622,379
Payable upon return of securities loaned (Note 9)§	8,437,577
Management and sub-advisory fees payable (Note 2)	474,765
Transfer agent fees payable (Note 2)	2,449
Custody and fund accounting fees payable	278,450
Professional fees payable	56,652
Trustee fees payable (Note 2)	3,051
Payable for prospectus and shareholder reports	19,170
Other liabilities	2,412

Total liabilities	14,354,552

Net assets	$562,834,660

Analysis of net assets:
Paid-in-capital	$533,253,035
Total distributable earnings (deficits)A	29,581,625

Net assets	$562,834,660

Shares outstanding at no par value (unlimited shares authorized)	53,651,680
Net assets	$562,834,660
Net asset value, offering and redemption price per share	$10.49

† Cost of investments in unaffiliated securities	$544,086,006
‡ Cost of investments in affiliated securities	$26,138,064
§ Fair value of securities on loan	$8,072,897
^ Cost of foreign currency	$118

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon Diversified FundSM

Statement of Operations

For the year ended October 31, 2018

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$11,061,242
Dividend income from affiliated securities (Note 8)	249,612
Interest income (net of foreign taxes)†	3,786,454
Income derived from securities lending (Note 9)	71,266

Total investment income	15,168,574

Expenses:
Management and sub-advisory fees (Note 2)	1,891,693
Transfer agent fees	17,247
Custody and fund accounting fees	42,997
Professional fees	90,429
Registration fees and expenses	121
Prospectus and shareholder report expenses	9,854
Trustee fees (Note 2)	81,783
Other expenses	29,513

Total expenses	2,163,637

Net investment income	13,004,937

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	19,541,826
Commission recapture (Note 1)	2,672
Foreign currency transactions	(40,789)
Forward foreign currency contracts	(229)
Futures contracts	714,210
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	(40,390,027)
Foreign currency transactions	(7,336)
Futures contracts	(809,993)

Net (loss) from investments	(20,989,666)

Net (decrease) in net assets resulting from operations	$(7,984,729)

† Foreign taxes	$605,135

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in net unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon Diversified FundSM

Statement of Changes in Net Assets

	Year Ended October 31, 2018	March 24, 2017A to October 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$13,004,937	$6,737,536
Net realized gain from investments in unaffiliated securities, commission recapture, foreign currency transactions, forward foreign currency contracts, and futures contracts	20,217,690	4,904,219
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, and futures contracts	(41,207,356)	39,903,789

Net increase (decrease) in net assets resulting from operations	(7,984,729)	51,545,544

Distributions to shareholders:
Total retained earnings*	(13,982,058)	–

Net distributions to shareholders	(13,982,058)	–

Capital share transactions (Note 11):
Proceeds from sales of shares	33,222,931	581,012,142
Reinvestment of dividends and distributions	13,982,058	–
Cost of shares redeemed	(74,721,251)	(20,239,977)

Net increase (decrease) in net assets from capital share transactions	(27,516,262)	560,772,165

Net increase (decrease) in net assets	(49,483,049)	612,317,709

Net assets:
Beginning of period	612,317,709	–

End of period	$562,834,660	$612,317,709

*  Distributions from net investment income and net realized capital gains are combined for the year ended October 31, 2018. See Note 1 in the Notes to Financial Statements for more information regarding new accounting pronouncements.

A Commencement of operations.

See accompanying notes

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2018

1.  Organization and Significant Accounting Policies

American Beacon Institutional Funds Trust (the “Trust”), is organized as a Delaware statutory trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of October 31, 2018, the Trust consists of one active series presented in this filing: American Beacon Diversified Fund (a “Fund”). The Fund is not registered under the Securities Act of 1933 and is not available for sale to the public.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the year ended October 31, 2018, the Fund has chosen to adopt the standard. The adoption of this ASU guidance did not have a material impact on the financial statements and other disclosures.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statement of Changes in Net Assets.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2018

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined on the basis of specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Fund’s Statement of Operations.

Distributions to Shareholders

The Fund intends to declare income distributions daily and distribute them to Shareholders quarterly. The Fund’s final distribution for each taxable (fiscal) year will include any remaining investment company taxable income undistributed during the year, as well as all net capital gain realized during the year. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. If all or a portion of any Fund distribution exceeds the sum of the Fund’s investment company taxable income and realized net capital gain for a taxable year, the excess would be treated (i) first, as dividend income to the extent of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes (“E&P”), (ii) then as a tax-free “return of capital,” reducing a Shareholder’s adjusted tax basis in his or her Shares (which would result in a higher tax liability when the Shares are sold, even if they had not increased in value, or, in fact, had lost value), and (iii) then, after that basis is reduced to zero, as realized capital gain (assuming the Shares are held as capital assets), long- or short-term, depending on the Shareholder’s holding period for the Shares.

Section 19(a) of the Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any distribution from a source other than net income that adequately discloses its source or sources. Thus, if the source of a distribution were the original capital contribution of the Shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations, if applicable.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2018

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

Concentration of Ownership

From time to time, the Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Fund’s outstanding shares could have a material impact on the Fund. As of October 31, 2018, based on management’s evaluation of the shareholder account base, four accounts in the Diversified Fund have been identified as representing an unaffiliated significant ownership of approximately 91% of the Fund’s outstanding shares.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized fee of 0.10% based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily.

The Trust, on behalf of the Fund, and the Manager have entered into Investment Advisory Agreements with Aristotle Capital Management LLC; Barrow, Hanley, Mewhinney & Strauss, LLC; Brandywine Global Investment Management, LLC; Hotchkis and Wiley Capital Management, LLC; Lazard Asset Management LLC; and Templeton Investment Counsel, LLC (“Sub-Advisors”) pursuant to which the Fund has agreed to pay annualized sub-advisory fees that are calculated and accrued daily based on the Fund’s average daily net assets.

The Management and Sub-Advisory Fees paid by the Fund for the year ended October 31, 2018 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.10%	$624,817
Sub-Advisor Fees	0.21%	1,266,876

Total	0.31%	$1,891,693

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statement of Operations. During the year ended October 31, 2018, the Manager received securities lending fees of $7,857 for the securities lending activities of the Fund.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2018

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended October 31, 2018, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral in USG Select Fund	Total
Diversified	$15,929	$14,559	$30,488

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the fund because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended October 31, 2018, the Fund did not utilize the credit facility.

Trustee Fees and Expenses

As compensation for their service to the Trust, American Beacon Select Funds, American Beacon Funds, American Beacon Sound Point Enhanced Income Fund, and American Beacon Apollo Total Return Fund, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for his attendance at the committee meetings. Effective January 1, 2018, the Board Vice Chair receives an additional annual retainer of $10,000. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trusts according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2018

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depository Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2018

or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2018

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as forward foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4.  Securities and Other Investments

Agency Mortgage-Backed Securities

Certain mortgage-backed securities (“MBS”) may be issued or guaranteed by the U.S. government or a government sponsored entity, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

American Depositary Receipts, Global Depositary Receipts, and Non-Voting Depositary Receipts

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Global Depositary Receipts (“GDRs”) are in bearer form and traded in both the U.S. and European securities markets. Non-Voting Depositary Receipts (“NVDRs”) represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Asset-Backed Securities

ABS are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust’s interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables. The Fund is permitted to invest in asset-backed securities, subject to the Fund’s rating and quality requirements.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2018

originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Fixed-Income Investments

The Fund may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Debt Securities

The Fund may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Fund’s investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2018

Foreign Securities

The Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.

Illiquid and Restricted Securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding during the year ended October 31, 2018 are disclosed in the Fund’s Notes to the Schedule of Investments.

Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage or other ABS. These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”).

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2018

Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Fund’s MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Municipal Securities

Municipal securities may include general obligation bonds, municipal lease obligations, resource recovery obligations, revenue obligations, anticipation notes, private activity bonds and municipal warrants. The Fund may invest in municipal securities that pay taxable or tax exempt interest. Municipal securities are subject to credit risk where a municipal issuer of a security might not make interest or principal payments on a security as they become due. Municipal securities are also subject to interest rate risk. A downgrade in the issuer’s or security’s credit rating can reduce the market value of the security. A number of municipalities may face severe financial hardship making the possibility of their defaulting on obligations, and/or declaring bankruptcy where allowable, a risk to the value of municipal securities held by the Fund.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Preferred Stock

A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Privately Issued Mortgage-Backed Securities

Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2018

or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Publicly Traded Partnerships; Master Limited Partnerships

The Fund may invest in publicly traded partnerships such as master limited partnerships (“MLPs”). MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. An MLP also may be an entity similar to a limited partnership, such as a limited liability company, which has a manager or managing member and non-managing members (who are like limited partners). The general partner or partners are jointly and severally responsible for the liabilities of the MLP. A Fund invests as a limited partner and normally would not be liable for the debts of an MLP beyond the amount the Fund has invested therein but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

U.S. Government Agency Securities

U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank (“FHLB”) obligations, Federal Farm Credit Bank (“FFCB”) obligations, U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

Variable or Floating Rate Obligations

The coupon on certain fixed-income securities in which the Fund may invest is not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2018

such as a money market index, LIBOR or a Treasury bill rate. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate obligations at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of increasing interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

5.  Financial Derivative Instruments

The Fund may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund may also use currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

During the year ended October 31, 2018, the Fund entered into forward foreign currency contracts primarily for hedging foreign currency fluctuations.

The Fund invested in an insignificant volume of forward foreign currency contracts during the period, and no positions were held as of October 31, 2018.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2018

During the year ended October 31, 2018, the Fund entered into futures contracts primarily for exposing cash to markets.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended October 31, 2018
Diversified	130

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of October 31, 2018:

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Payable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$(622,783)	$(622,783)

The effect of financial derivative instruments on the Statement of Operations as of October 31, 2018:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$(229)	$-	$-	$-	$(229)
Futures contracts	-	-	-	-	714,210	714,210

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(809,993)	$(809,993)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Master Agreements

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Offsetting Assets and Liabilities

The Fund is party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2018

governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, October 31, 2018.

Offsetting of Financial and Derivative Assets as of October 31, 2018:
	Assets	Liabilities
Futures Contracts	$-	$622,783

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$-	$622,783

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$-	$(622,783)

	Remaining Contractual Maturity of the Agreements As of October 31, 2018
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$8,437,577	$-	$-	$-	$8,437,577

Total Borrowings	$8,437,577	$-	$-	$-	$8,437,577

Gross amount of recognized liabilities for securities lending transactions					$8,437,577

6.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, prepayment risk and extension risk. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Because prepayments increase when interest rates fall, the prices of mortgage-backed and asset-backed securities do not increase as much as other fixed income securities when interest rates fall. When interest rates rise, borrowers are less likely to prepay their mortgage and other loans. A decreased rate of prepayments lengthens the expected maturity of mortgage-backed and asset-backed securities. Therefore, the prices of mortgage-backed and asset-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, a Fund that holds these types of securities, may experience additional volatility and losses. A decline in the credit quality of and defaults by the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to a Fund. In addition, certain asset-backed and mortgage related securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

Counterparty Risk

The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund. As a result the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2018

require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Credit Risk

A Fund is subject to the risk that the issuer or guarantor of a debt security or a counterparty to a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by a Fund may have an adverse impact on its price and make it difficult for a Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade.

Currency Risk

The Fund may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward foreign currency exchange contracts in non-U.S. currencies, non-U.S. currency futures contracts, and swaps for cross-currency investments. Foreign currencies will fluctuate, and may decline, in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk. As a result, the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Equity Investments Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2018

certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Illiquid and Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Interest Rate Risk

The Fund is subject to the risk that the market value of fixed-income securities or derivatives it holds, particularly mortgage backed and other asset backed securities, will decline due to rising interest rates. Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction to movements in interest rates. The Federal Reserve raised the federal funds rate several times since December 2015 and has signaled additional increases in the near future. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Fund. The prices of fixed-income securities or derivatives are also affected by their duration. Fixed-income securities or derivatives with longer duration generally have greater sensitivity to changes in interest rates. An increase in interest rates can impact markets broadly as well. Some investors buy securities with borrowed money; an increase in interest rates can cause a decline in those markets.

Liquidity Risk

When there is little or no active trading market for a specific security it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2018

the Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Redemptions by a few large investors in the Fund at such times may have a significant adverse effect on the Fund’s NAV and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. The Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has recently reduced federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2018

concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of the Fund’s investments in the United Kingdom and Europe.

Market Timing Risk

Because the Fund invests in foreign securities, it is particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of specific securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders.

Mortgage-Backed and Mortgage Related Securities Risk

Investments in mortgage-backed and mortgage-related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, credit risk, extension risk and prepayment risk. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Multiple Sub-Advisor Risk

The Manager may allocate the Fund’s assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund’s assets. To a significant extent, the Fund’s performance will depend on the success of the Manager in allocating the Fund’s assets to sub-advisors and its selection and oversight of the sub-advisors. Because each sub-advisor manages its allocated portion of the Fund independently from another sub-advisor, the same security may be held in different portions of the Fund, or may be acquired for one portion of the Fund at a time when a sub-advisor to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Fund’s holdings. Similarly, under some market conditions, one sub-advisor may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-advisor believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Fund. Because each sub-advisor directs the trading for its own portion of the Fund, and does not aggregate its transactions with those of the other sub-advisors, the Fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire Fund. In addition, while the Manager seeks to allocate the Fund’s assets among the Fund’s sub-advisors in a manner that it believes is consistent with achieving the Fund’s investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Fund’s assets among sub-advisors.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including ETFs and money market funds that are advised by the Manager. To the extent that the Fund invest in shares of other registered investment

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2018

companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index.

Prepayment and Extension Risk

Prepayment risk is the risk that the principal amount of a bond may be repaid prior to the bond’s maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

Redemption Risk

Due to a rise in interest rates or other market developments that may cause investors to move out of fixed income securities on a large scale, the Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund’s securities lending agent may indemnify the Fund against that risk. There is a risk that the assets of a Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of a Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Fannie Mae, Freddie Mac, FHLB, FFCB, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government will provide financial support if these organizations do not have the funds to meet future payment obligations. U.S. Government securities and securities of government sponsored entities are also subject to credit risk, interest rate risk and market risk.

Valuation Risk

The Fund may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain derivatives, which may be illiquid or which may become illiquid.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2018

Variable and Floating Rate Securities Risk

The interest rates payable on variable and floating-rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. Variable and floating rate securities are subject to interest rate risk and credit risk.

As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of rising interest rates, the coupons on floating-rate securities typically increase. Changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

7.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the two year period ended October 31, 2018 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Year Ended October 31, 2018	March 24, 2017A to October 31, 2017
Distributions paid from:
Ordinary income*	$13,090,061	$-
Long-term capital gains	891,997	-

Total distributions paid	$13,982,058	$-

* For tax purposes, short-term gains are considered ordinary income distributions.

A Commencement of operations.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2018

As of October 31, 2018 the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Diversified	$570,920,438	$34,058,015	$(35,434,992)	$(1,376,977)

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Diversified	$(1,376,977)	$20,351,014	$10,607,588	$-	$-	$29,581,625

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, reclassifications of income from investments in real estate investment securities and publicly traded partnerships, and the realization for tax purposes of unrealized gains from passive foreign investment companies.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from tax-exempt interest and nondeductible expenses from investments in publicly traded partnerships as of October 31, 2018:

Fund	Paid-In-Capital	Distributable Earnings/(Loss)
Diversified	$(2,868)	$2,868

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of October 31, 2018, the Fund did not have any capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended October 31, 2018 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Diversified	$127,482,792	$40,241,002	$200,422,934	$29,808,868

A summary of the Fund’s transactions in the USG Select Fund for the year ended October 31, 2018 were as follows:

Fund	Type of Transaction	October 31, 2017 Shares/Fair Value	Purchases	Sales	October 31, 2018 Shares/Fair Value	Dividend Income
Diversified	Direct	$11,909,698	$195,938,570	$190,147,781	$17,700,487	$249,612
Diversified	Securities Lending	4,289,326	93,894,951	89,746,720	8,437,577	N/A

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2018

9.  Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of October 31, 2018, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Diversified	$8,072,897	$8,437,577	$–	$8,437,577

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2018

10.  Borrowing Arrangements

Effective November 16, 2017, the Fund, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $50 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 15, 2018, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

Effective November 16, 2017, the Fund, along with certain other Participating Funds managed by the Manager, entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate. The Uncommitted Line expires November 15, 2018 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended October 31, 2018, the Fund did not utilize this facility.

11.  Capital Share Transactions

The table below summarizes the activity in capital shares for the Fund:

	Year Ended October 31, 2018		March 24, 2017A to October 31, 2017
Diversified Fund	Shares	Amount	Shares	Amount
Shares sold	3,004,390	$33,222,931	58,068,228	$581,012,142
Reinvestment of dividends	1,276,900	13,982,058	–	–
Shares redeemed	(6,781,562)	(74,721,251)	(1,916,276)	(20,239,977)

Net increase (decrease) in shares outstanding	(2,500,272)	$(27,516,262)	56,151,952	$560,772,165

A Commencement of operations.

12.  Subsequent Events

Effective November 15, 2018, the Fund, along with certain other funds managed by the Manager, entered into a committed revolving line of credit with a max borrowing amount of $250 million.

Management has evaluated additional subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

American Beacon Diversified FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Year Ended October 31,	March 24, 2017A to October 31,
	2018	2017

Net asset value, beginning of period	$10.90	$10.00

Income (loss) from investment operations:
Net investment income	0.24	0.12
Net gains (losses) on investments (both realized and unrealized)	(0.40)	0.78

Total income (loss) from investment operations	(0.16)	0.90

Less distributions:
Dividends from net investment income	(0.16)	–
Distributions from net realized gains	(0.09)	–

Total distributions	(0.25)	–

Net asset value, end of period	$10.49	$10.90

Total returnB	(1.56)%	9.00	%C

Ratios and supplemental data:
Net assets, end of period	$562,834,660	$612,317,709
Ratios to average net assets:
Expenses, before reimbursements	0.35%	0.53	%D
Expenses, net of reimbursements	0.35%	0.53	%D
Net investment income, before expense reimbursements	2.11%	1.86	%D
Net investment income, net of reimbursements	2.11%	1.86	%D
Portfolio turnover rate	29%	34	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from March 24, 2017 through October 31, 2017 and is not annualized.

See accompanying notes

American Beacon Diversified FundSM

Federal Tax Information

October 31, 2018 (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2018. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2018.

Corporate Dividends-Received Deduction:

Diversified	23.74%

Qualified Dividend Income:

Diversified	59.24%

Long-term Capital Gain Distributions:

Diversified	$891,998

Short-Term Capital Gain Distributions:

Diversified	$4,259,287

Shareholders will receive notification in January 2019 of the applicable tax information necessary to prepare their 2018 income tax returns.

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreements

At in-person meetings held on May 18, 2018 and June 5-6, 2018 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 6, 2018 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Institutional Funds Trust (“Trust”), on behalf of the American Beacon Diversified Fund (“Fund”); and

(2) the Investment Advisory Agreements among the Manager, the Trust, on behalf of the Fund, and each of Aristotle Capital Management, LLC (“Aristotle”), Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”), Brandywine Global Investment Management, LLC (“Brandywine”), Hotchkis and Wiley Capital Management, LLC (“Hotchkis”), Lazard Asset Management LLC (“Lazard”) and Templeton Investment Counsel, LLC (“Templeton”) (each, a “subadvisor” and collectively, the “subadvisors”).

The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by, or derived from, the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisors.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge regarding the performance, fees and expenses of the Fund as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. Further, the Board took into consideration information furnished to the Board throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or the subadvisors.

•

comparisons of the performance of an appropriate share class of the Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses from Broadridge, and to the performance of any similar accounts or a composite of similar accounts, as applicable, managed by the firm;

•

comparisons of the Fund’s management and subadvisory fee rates and expense ratio with the management fee rates paid by comparable mutual funds and their expense ratios, including peer group averages and fee and expense analyses from Broadridge, and the advisory fee rates charged to other clients for which similar services are provided by a firm;

•	the Manager’s profitability with respect to the services that it provided to the Fund;

•

any actual or anticipated economies of scale in relation to the services the firm provides or will provide to the Fund and whether the current fee rates charged or to be charged to the Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of other benefits to the firm or Fund as a result of their relationship, if any;

•

information regarding administrative, accounting-related, cash management and securities lending services that the Manager provides to the Fund and the fees that the Manager receives for such services; and

•

information regarding a firm’s financial condition, the personnel of the Manager who are assigned primary responsibility for managing the Fund, staffing levels, portfolio managers’ compensation, insurance

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

coverage, material pending litigation, code of ethics, compliance matters, actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Fund, and the Manager’s disaster recovery plans.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. The class of shares used for comparative performance purposes was the AAL share class, the Fund’s only share class.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of investment advisory contracts, such as the Agreements. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Fund and its shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreements

In determining whether to renew the Agreements, the Trustees considered the best interests of the Fund. While the Management Agreement and the Investment Advisory Agreements for the Fund were considered at the Meetings, the Board considered the Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisors or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisors from their relationships with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s performance since its inception on March 24, 2017; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels. The Board also considered the Manager’s representation that the advisory, administrative and related services provided to the Fund are consistent with the services provided to the series of the American Beacon Funds (“American Beacon Funds”), except that, since the Fund has only one share class and the Fund’s shares will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

thereunder, the Manager does not provide to the Fund certain services that it provides to the American Beacon Funds, such as services related to the American Beacon Funds’ multiple class structure.

With respect to the renewal of the Investment Advisory Agreements, the Board considered the level of staffing and the size of the subadvisors. The Board also considered the adequacy of the resources committed to the Fund by the subadvisors, and whether those resources were commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the subadvisors. The Board also considered the subadvisors’ representations regarding their compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisors were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark indices, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding Broadridge’s independent methodology for selecting the Fund’s Broadridge performance universe. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for the Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by each subadvisor regarding the performance of its portion of the Fund relative to the performance of the Fund’s benchmark index, and, with respect to Aristotle, Barrow, Brandywine, Hotchkis and Lazard, a similar account or composite of similar accounts managed by the subadvisor. In addition, the Board considered the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit before and after the payment of distribution-related expenses by the Manager. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

The Board further considered that, with respect to the Fund, the applicable Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for overseeing the securities lending program on behalf of the Fund.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to the Fund, the Board considered representations made by each subadvisor that the Fund’s subadvisory fee rate schedule for each such firm is favorable compared to other comparable client accounts of that firm. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that the subadvisors may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that, with respect to each subadvisor, the Manager has negotiated breakpoints in the subadvisory fee rate for the Fund.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. In addition, the Board noted that each subadvisor benefits from soft dollar arrangements for proprietary and/or third party research. The Board also considered the Manager’s representation that it will benefit from the Fund’s investment of its cash sweep accounts and securities lending collateral in the American Beacon U.S. Government Money Market Select Fund, a series of the American Beacon Select Funds. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made in comparison to the Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top twenty percent of the universe based on performance and the 5th Quintile representing the bottom twenty percent of the universe based on performance. References below to the Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge.

The expense comparisons below were made in comparison to the Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to the Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds in the investment classification/objective with a similar operating structure as the share class of the Fund included in the Broadridge comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Trustees also considered the Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisors’ use of soft dollars was requested from the Manager and was considered by the Trustees.

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

In considering the renewal of the Management Agreement for the Fund, the Trustees considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	1st Quintile
Compared to Broadridge Expense Universe	1st Quintile
Morningstar Fee Level Ranking – Institutional Class	Not Available

Broadridge and Morningstar Performance Analysis (since-inception period ended December 31, 2017)

Compared to Broadridge Performance Universe	2nd Quintile
Compared to Morningstar Category	1st Quintile

In considering the renewal of the Investment Advisory Agreements with Aristotle, Barrow, Brandywine, Hotchkis, Lazard and Templeton, the Trustees considered that the diversification of investment strategies facilitated by the Fund’s multi-manager structure permits the Fund to mitigate the risks associated with a single subadvisor. The Trustees also considered that each subadvisor’s Broadridge performance universe for its relevant portion of the Fund was not available for the period ended December 31, 2017.

The Trustees also considered: (1) the Fund’s strong performance relative to its Morningstar category for the 9-month period since the Fund’s inception; (2) information provided by each subadvisor regarding fee rates charged for managing accounts in the same strategy or strategies as the subadvisor manages its allocation of the Fund; and (3) the Manager’s recommendation to continue to retain each subadvisor, based upon, among other factors, the relatively brief period that this Fund has been in operation.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund.

Trustees and Officers of the American Beacon Institutional Funds TrustSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-seven funds in the fund complex that includes the Trust, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, and the American Beacon Apollo Total Return Fund. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (81)	Trustee since 1996	Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (48)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017-present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Joseph B. Armes (56)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-present) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Gerard J. Arpey (60)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon Institutional Funds TrustSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (57)	Trustee since 2004 Vice Chair since 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End Funds (2017-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Eugene J. Duffy (64)	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Claudia A. Holz*** (61)	Trustee since 2018	Partner, KPMG LLP (1990-2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Douglas A. Lindgren**** (56)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Managing Director, P&S Hedge Funds, UBS Wealth Management (2008-2010); Managing Director, Head of Alternative Investments, UBS Financial Services, Inc. (2005-2008); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Richard A. Massman (75)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (2009-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Barbara J. McKenna, CFA (55)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon Institutional Funds TrustSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

R. Gerald Turner (72)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

OFFICERS	Term
One Year

Gene L. Needles, Jr. (63)	President since 2009	CEO and Director (2009-Present), and Chairman (2018-Present), American Beacon Advisors, Inc.; President, American Beacon Advisors (2009-2018); Chairman and CEO, Resolute Investment Managers, Inc. (2015-Present); Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman and CEO; Resolute Investment Services, Inc. (2015-Present); Director, Resolute Acquisition, Inc. (2015-Present); President (2015-2018), Director, Resolute Topco, Inc. (2015-Present), President (2015-2018), CEO (2015-Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President, American Private Equity Management, LLC (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Executive Vice President and Chief Operating Officer, Continuous Capital, LLC (2018-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Select Funds (2009-Present); President, American Beacon Mileage Funds (2009-2012); President, American Beacon Master Trust (2009-2012); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-Present); President, American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon Institutional Funds TrustSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (59)	VP, Secretary and Chief Legal Officer since 2006	Vice President and Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present); Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Vice President, Secretary and General Counsel, Resolute Investment Services, Inc. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, Alpha Quant Advisors, LLC (2016-Present); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Mileage Funds (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Master Trust (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Vice Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-Present).

Brian E. Brett (58)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present) and Vice President, Director of Sales (2004-2012), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Distributors, Inc. (2017-Present) and Vice President (2017-2018); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Mileage Funds (2004-2012); Vice President, American Beacon Master Trust (2004-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Paul B. Cavazos (49)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017-Present) Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Erica Duncan (48)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2015-Present); Vice President, Resolute Investment Services, Inc. (2015-Present) Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon Institutional Funds TrustSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Melinda G. Heika (57)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present) and Chief Financial Officer (2010-Present); Treasurer and Chief Financial Officer, Resolute Investment Managers, Inc. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer and Chief Financial Officer, Resolute Investment Services, Inc. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer and Chief Financial Officer, Alpha Quant Advisors, LLC (2016-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-Present); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and Chief Financial Officer, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Select Funds (2010-Present); Treasurer, American Beacon Mileage Funds (2010-2012); Treasurer, American Beacon Master Trust (2010-2012); Treasurer, American Beacon Institutional Funds Trust (2017-Present); Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Terri L. McKinney (54)	VP since 2010	Vice President (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon Institutional Funds TrustSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Jeffrey K. Ringdahl (43)	VP since 2010	Chief Operating Officer (2010-Present), Vice President (2010-2013), Senior Vice President (2013-Present), Director (2015-Present), and President (2018-Present), American Beacon Advisors, Inc.; Senior Vice President (2018-Present), Vice President (2012-2018) and Manager (2015-2018), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Trustee, American Beacon NextShares Trust (2015-Present); Director (2015-Present), Senior Vice Present (2015-2018), and President (2018-Present), Resolute Investment Holdings, LLC; Director (2015-Present), Senior Vice President (2015-2018) and President (2018-Present), Resolute Topco, Inc.; Director (2015-Present), Senior Vice President (2015-2018), and President (2018-Present), Resolute Acquisition, Inc.; Director (2015-Present), Senior Vice President (2015-2018), and President (2018-Present), Resolute Investment Managers, Inc.; Director, Executive Vice President and Chief Operating Officer, Alpha Quant Advisors, LLC (2016-Present); Director (2017-Present), Executive Vice President (2017-2018), and President and Chief Operating Officer (2018-Present), Resolute Investment Services, Inc.; Director and Executive Vice President, Resolute Investment Distributors, Inc. (2017-Present); Director, Shapiro Capital Management, LLC (2017-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Director, Executive Vice President and Chief Operating Officer, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present)

Samuel J. Silver (55)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); American Beacon Institutional Funds Trust (2011-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Christina E. Sears (47)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer and Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Mileage Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Master Trust; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon Institutional Funds TrustSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Sonia L. Bates (61)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, Resolute Acquisition, Inc. (2015-2018); Assistant. Treasurer, Resolute Topco, Inc. (2015-2018); Assistant Treasurer, Resolute Investment Holdings, LLC. (2015-2018); Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer American Beacon Mileage Funds (2011-2012); Assistant Treasurer, American Beacon Master Trust (2011-2012); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Shelley D. Abrahams (43)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Mileage Funds (2008-2012); Assistant Secretary, American Beacon Master Trust (2008-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Rebecca L. Harris (51)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Mileage Funds (2010-2012); Assistant Secretary, American Beacon Master Trust (2010-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Diana N. Lai (42)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Secretary, American Beacon Select Funds (2012-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Teresa A. Oxford (60)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-Present); Assistant Secretary, Resolute Investment Services (2015-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees, other than Messrs. Feld and Massman to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

*** Claudia A. Holz became a new Trustee to each of the Trusts on 4/1/2018.

**** Douglas A. Lindren became a new Trustee to each of the Trusts on 1/1/2018.

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Delivery of Documents

To obtain more information about the Fund:

By E-mail:
american_beacon.funds@ambeacon.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Institutional Funds Trust or American Beacon Diversified Fund P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, which is available free of charge by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas

This report is prepared for shareholders of the American Beacon Diversified Fund and may be distributed to others only if preceded or accompanied by a current Private Placement Memorandum.

American Beacon Institutional Funds Trust and American Beacon Diversified Fund are service marks of American Beacon Advisors, Inc.

AR 10/18

ITEM 2.	CODE OF ETHICS.

The Trust adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code March 1, 2018 to disclose the addition of the American Beacon Sound Point Enhanced Income Fund and American Beacon Apollo Total Return Fund, disclose a change in the Principal Financial Officer and disclosure of conflicts due to Principal Officers serving in positions with affiliates, which also serve as sub-advisors. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Ms. Brenda A. Cline and Gilbert G. Alvarado, members of the Trust’s Audit and Compliance Committee, are “audit committee financial experts” as defined in Form N-CSR. Ms. Brenda Cline and Mr. Gilbert Alvarado are “independent” as defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees	Fiscal Year Ended
$42,602	10/31/2017
$44,214	10/31/2018

(b) Audit-Related Fees	Fiscal Year Ended
$0	10/31/2017
$0	10/31/2018

(c) Tax Fees	Fiscal Year Ended
$0	10/31/2017
$13,935	10/31/2018

(d) All Other Fees	Fiscal Year Ended
$0	10/31/2017
$0	10/31/2018

e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

•

to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

•

to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

•

to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

•	to review the arrangements for and scope of the annual audit and any special audits; and

•	to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$0	$54,542	N/A	10/31/2017
$13,935	$391,405	N/A	10/31/2018

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b)    The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Institutional Funds Trust

By /s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Institutional Funds Trust
Date: January 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Institutional Funds Trust
American Beacon Funds
Date: January 7, 2019

By /s/ Melinda G. Heika
Melinda G. Heika
Treasurer
American Beacon Institutional Funds Trust
American Beacon Funds
Date: January 7, 2019